Federated Investors
World-Class Investment Manager

Federated Equity Income Fund, Inc.

ANNUAL REPORT March 31, 2001

Established 1986

Richard B. Fisher

President

Annual Report

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Fellow Shareholder:

Federated Equity Income Fund, Inc. was created in 1986, and I am pleased to present its 15th Annual Report. The fund invests 66% of its assets in large, well-known corporations with histories of steadily rising dividends and steadily rising revenues. As of March 31, 2001, Federated Equity Income Fund, Inc. net assets were over $2.6 billion.

The fund's managers use both "growth" and "value" styles in the selection of stocks--a blended approach. They also maintain a disciplined, "sector-neutral" portfolio. There are 11 industry sectors in the Standard and Poor's 500 Index ("S&P 500"),1 and "sector-neutral" means the managers keep each sector's weighting of the fund proportional to its weighting in the S&P 500 Index. History has shown this to be a sound, long-term investment strategy; it ensures the fund remains invested in sectors of the economy that are strong and growing, while preventing an overweight in sectors that are declining in economic importance. In most years, this strategy has served the fund very well, while limiting its volatility. However in late 2000, two sectors (Technology and Communications Services) declined suddenly and severely, which hurt the fund's performance. The fund's "sector neutral" approach limited the managers' ability to reduce their allocation to these two sectors after their tremendous rise in 1999 and subsequent decline in 2000 and 2001. This strategy also prevented the fund from overweighting the strongest performing sectors in 2000, namely Energy and Utilities.

1 Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

The fund's convertible securities, which are favored for their income component and cushion in declining markets, did not provide the expected protection in the latter part of 2000. This was due to a very poor corporate bond market environment; however, our convertible securities have performed much more favorably during 2001.

This report covers the 12-month reporting period from April 1, 2000 through March 31, 2001. It begins with an interview with the fund's portfolio manager, Linda A. Duessel, Senior Vice President, Federated Investment Management Company. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's common and preferred stocks and convertible securities, and third is the publication of the fund's financial statements.

The fund strives to own the stocks of strong companies, firms that are less vulnerable in a weak economy. As Linda discusses, it is expected the market will reward stocks that exhibit consistent earnings and revenue growth. This is exactly the type of stock that Federated Equity Income Fund, Inc. holds. In fact, approximately one-third of the fund's holdings are in common stocks that have raised their dividend in each of the last 10 years. The fund's portfolio of quality, dividend-paying stocks and higher yielding convertible securities leaves shareholders well positioned for the environment ahead. Successful corporations in its top holdings included: Bristol-Myers Squibb, Duke Energy, Exxon Mobil, J.P. Morgan Chase & Co., Microsoft, Pfizer, Pharmacia, and Quaker Oats.

The fund's fiscal year saw an extremely volatile and negative stock market in which both the Dow Jones Industrial Average ("DJIA")1 and the Standard & Poor's 500 Index fell significantly (8.10%) and (21.68%), respectively. The fund's Class A Shares' net asset value declined 25.58% during the reporting period. Individual share class total performance for the 12-month reporting period, including income distributions and realized gains, follows.2

	Total Return	Income Distributions	Capital Gains	Net Asset Value Change
Class A Shares	(25.58%)	$0.336	$0.474	$23.69 to $16.96 = (28.41%)

Class B Shares	(26.11%)	$0.181	$0.474	$23.68 to $16.96 = (28.38%)

Class C Shares	(26.14%)	$0.181	$0.474	$23.69 to $16.96 = (28.41%)

Class F Shares	(25.76%)	$0.284	$0.474	$23.70 to $16.97 = (28.40%)

1 The DJIA represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F shares were (29.68%), (30.05%),(26.86%), and (27.21%), respectively.

"We made a number of technology sector trades in the fund, selling the still relatively high price/earnings multiple names and purchasing less expensive stocks--as well as more defensive convertible securities."

Remember, reinvesting your monthly fund dividend is a convenient way to build the value of your account and see the number of shares increase each month, especially when the share price is low. Reinvesting brings into play the benefit of compounding of shares.

Thank you for your continued support of the Federated Equity Income Fund, Inc. and, as always, we welcome your comments and suggestions.

Sincerely,

Richard B. Fisher

Richard B. Fisher

President

May 15, 2001

Linda A. Duessel

Senior Vice President
Federated Investment Management Company

Investment Review

Q. What made the past year, April 1, 2000 through March 31, 2001, so difficult?

A. Earning disappointments and an uncertain outlook by companies in most sectors of the economy reduced investor confidence and took a toll on stock prices. Technology bellwethers were particularly hard hit, as companies cut back on their capital expenditures. To offset these difficulties, we made a number of technology sector trades in the fund, selling the still relatively high price-earnings multiple names and purchasing less expensive stocks, as well as more defensive convertible securities.

Q. Could you cite a few examples of what you have been buying and selling recently in the fund?

A. In the Capital Goods sector, we sold the convertible bonds of our two contract manufacturing companies, SCI Systems and Sanmina. These contract manufacturers have become increasingly tied to the technology industry and, therefore, became exposed to the price deterioration experienced in that sector. We purchased Emerson Electric, a leading manufacturer of electronic products and systems, whose price appeared inexpensive and which has raised its dividend every year since 1971 at a 10% compound annual growth rate.

In the Consumer Staples sector, we purchased the 5.75% convertible bond of cable television operator Charter Communications.

In the Energy sector, we sold Conoco, which reached our price target, and purchased the convertible bonds of Nabors Industries, which should benefit from increased drilling activity.

In the Financial Services sector, we sold Mellon Bank, which we felt had become fully priced, and purchased more inexpensive banks Bank One, Wells Fargo and Bank of America which should benefit from declining interest rates and an improving economy. We also purchased Washington Mutual, a savings and loan company that is enjoying increased earnings and which has raised its dividend at an almost 25% annual rate over the last 10 years.

In the Health Care sector, we sold Schering Plough because of concerns about delays in key product line offerings, avoiding a large subsequent decline in the value of the stock. We purchased Johnson & Johnson and American Home Products, which appear undervalued relative to their prospects.

In the Technology sector, we sold the convertible bonds of BEA Systems, Redback Networks, I2 Technologies, RF Micro Devices, Siebel Systems and Veritas Software. We also sold the common stocks of Nortel Networks, JDS Uniphase, Corning Inc., EMC Corp., Sun Microsystems and Cisco Systems. While these securities were sold at prices significantly higher than the levels at which they are trading as of March 31, 2001, most remain very high-quality companies suffering in the near term from a weakened economy and stock market environment. We purchased Microsoft, which is among the fund's top performers, and Qwest Communications, a high-quality provider of broadband Internet-based data and voice communications that enjoys stable, large cash flows from its U.S. West acquisition. We also purchased Applied Materials, the largest semiconductor equipment company, an area that should be among the first to recover in the technology sector. Furthermore, we purchased the relatively defensive convertible bonds of Hewlett Packard and Peregrine Systems.

Finally, in the Utilities sector, we sold Enron in favor of the less expensive, higher yielding convertible securities of El Paso, Duke Energy and NiSource.

Q. The past year was a very rough reporting period for stocks, particularly those in the Technology sector. What are your comments?

A. The last several quarters have been marked by earning disappointments, continued declines in many stock prices, and increasing concerns about the slowing of the U.S. economy, despite several Federal Reserve Board rate cuts. At the close of the fund's fiscal year, Technology was one of the worst performing sectors, while the Consumer Cyclical and Basic Materials sectors were among the best. Reversing the trend of the last several years, "value" oriented stocks dramatically outperformed "growth" oriented stocks, and small-cap stocks bested large-cap issues.

"We purchased Emerson Electric, a leading manufacturer of electronic products and systems, whose price appeared inexpensive and which has raised its dividend every year since 1971 at a 10% compound annual growth rate."

"Reversing the trend of the last several years, `value' oriented stocks dramatically outperformed `growth' oriented stocks, and small-cap stocks bested large-cap issues."

Q. With your "blended" investment style of both growth and value stocks, what have you allocated to each style and why?

A. Based on Morningstar criteria, the fund holds 48% of its assets in value stocks, 37% in growth stocks, and 9% in blended style stocks. We choose securities on a bottom-up, sector-neutral basis. We then monitor the holdings to ensure that we remain as a blended fund and never too heavily weighted towards the growth stocks.

Q. How did Federated Equity Income Fund, Inc. perform for the 12-month reporting period?

A. It was a very difficult reporting period for the fund. For the 12-month period ended March 31, 2001, the fund's Class A, B, C, and F shares produced total returns of (25.58%), (26.11%), (26.14%), and (25.76%), respectively, based on net asset value.1

The fund's best performing holdings were in MetLife convertible securities, Baxter International, and Pfizer. The Technology sector produced the largest negative returns, and XO Communications, Intel and Apple Computers were among the worst performing holdings.

1 Performance quoted is based on net asset value, reflects past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (29.68%), (30.05%), (26.86%), and (27.21%), respectively.

Q. What were the fund's top ten holdings as of March 31, 2001, and what were the fund's sector weightings?

A.

Name	Percentage of Net Assets
Quaker Oats Co.	2.8%

General Electric Co.	2.7%

Exxon Mobil Corp.	2.7%

Baxter International, Inc.	2.4%

Microsoft Corp.	2.4%

J.P. Morgan Chase & Co.	2.3%

Duke Energy Corp., Conv. Pfd.	2.3%

Bristol-Myers Squibb Co.	2.3%

Pharmacia Corp., ACES	2.3%

Pfizer, Inc.	2.2%

TOTAL	24.4%

Sector	Percentage of Net Assets	Percentage of S&P 500 Index
Financials	16.5%	17.7%
Technology	15.8%	18.1%
Health Care	13.5%	13.4%
Consumer Staples	13.2%	12.9%
Capital Goods	7.1%	8.6%
Consumer Cyclical	7.0%	8.6%
Energy	6.8%	6.9%
Communication Services	5.8%	6.1%
Utilities	4.8%	4.2%
Basic Materials	2.4%	2.5%
Transportation	0.8%	0.8%
Other	6.3%	6.2%
TOTAL	100.0%	100.0%

Q. There has been an extraordinary level of day-to-day volatility in the stock markets. What is your outlook for the fund through the balance of 2001?

A. As we continue to experience a choppy market environment, the fund will respond by increasing its holdings in more defensive, higher yielding convertible securities, many of which are investment-grade (currently two-thirds of our convertible securities are of investment grade).

We have increased our exposure in lower multiple, value-oriented stocks. As always, we will emphasize a long-term, sector-balanced investment strategy and maintain our focus on high-quality companies. Our outlook is positive, based on the probability of tax rate reduction and further interest rate cuts by the Federal Reserve Board. We believe our blended approach--owning both value and growth stocks--will benefit from a more balanced performance of those two investment styles as the year progresses.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $14,000 in the Class A Shares of Federated Equity Income Fund, Inc. on 12/30/86, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $62,509 on 3/31/01. You would have earned a 11.07%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/01, the Class A Shares' average annual 1-year, 5-year and 10-year total returns were (29.68%), 8.36% and 12.35%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (9/27/94) total returns were (30.05%), 8.50% and 11.69%, respectively. Class C Shares' average annual 1-year, 5-year and since inception (5/3/93) total returns were (26.86%), 8.78% and 10.73%, respectively. Class F Shares' average annual 1-year, 5-year and since inception (11/12/93) total returns were (27.21%), 9.12% and 10.41%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 14 years (reinvesting all dividends and capital gains) grew to $35,650.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Equity Income Fund, Inc. on 12/30/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $14,000, but your account would have reached a total value of $35,6501 by 3/31/01. You would have earned an average annual total return of 11.12%.

A practical investment plan helps you pursue growth and income through common stocks and convertible securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for a College Education

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their son. On March 31, 1991, they invested $5,000 in the Class A Shares of Federated Equity Income Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $38,000 has grown to $76,544. This represents a 10.84% average annual total return. For the Rices, a dedicated program of monthly investments really paid off.

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Federated Equity Income Fund, Inc. -- Class A Shares

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC. (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1991 to March 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Equity Income Fund Index (LEIFI).2

Average Annual Total Return[3] for the Year Ended March 31, 2001
1 Year	(29.68%)

5 Years	8.36%

10 Years	12.35%

Start of Performance (12/30/1986)	11.07%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

Federated Equity Income Fund, Inc. -- Class B Shares

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC. (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. (Class B Shares) (the "Fund") from September 27, 1994 (start of performance) to March 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Equity Income Fund Index (LEIFI).2

Average Annual Total Return[3] for the Year Ended March 31, 2001
1 Year	(30.05%)

5 Years	8.50%

Start of Performance (9/27/1994)	11.69%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Equity Income Fund, Inc. -- Class C Shares

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC. (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. (Class C Shares) (the "Fund") from May 3, 1993 (start of performance) to March 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Equity Income Fund Index (LEIFI).2

Average Annual Total Return[3] for the Year Ended March 31, 2001
1 Year	(26.86%)

5 Years	8.78%

Start of Performance (5/3/1993)	10.73%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Equity Income Fund, Inc. -- Class F Shares

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC. (CLASS F SHARES)

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. (Class F Shares) (the "Fund") from November 12, 1993 (start of performance) to March 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Equity Income Fund Index (LEIFI).2

Average Annual Total Return[3] for the Year Ended March 31, 2001
1 Year	(27.21%)

5 Years	9.12%

Start of Performance (11/12/1993)	10.41%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

March 31, 2001

Shares			Value
		COMMON STOCKS--65.6%
		Basic Materials--1.0%
732,000		Alcoa, Inc.	$26,315,400

		Capital Goods--6.0%
348,200		Boeing Co.	19,398,222
482,800		Emerson Electric Co.	29,933,600
1,709,200		General Electric Co.	71,547,112
1,356,324		Koninklijke (Royal) Philips Electronics NV, ADR	36,213,851

		TOTAL	157,092,785

		Communication Services--3.3%
1,146,100	[1]	Qwest Communications International, Inc.	40,170,805
419,800		SBC Communications, Inc.	18,735,674
545,500		Verizon Communications, Inc.	26,893,150

		TOTAL	85,799,629

		Consumer Cyclicals--5.8%
1,298,872		Home Depot, Inc.	55,981,383
1,297,100		Target Corp.	46,799,368
1,001,900		Wal-Mart Stores, Inc.	50,595,950

		TOTAL	153,376,701

		Consumer Staples--6.2%
2,902,200	[1]	AT&T Corp. - Liberty Media Group, Inc., Class A	40,630,800
755,600		Quaker Oats Co.	74,048,800
1,656,500		Walt Disney Co.	47,375,900

		TOTAL	162,055,500

		Energy--5.8%
602,000		BP Amoco PLC, ADR	29,871,240
595,500		Chevron Corp.	52,284,900
869,300		Exxon Mobil Corp.	70,413,300

		TOTAL	152,569,440

Shares			Value
		COMMON STOCKS--continued
		Financials--15.1%
360,000		American International Group, Inc.	$28,980,000
985,000		Bank One Corp.	35,637,300
473,000		Bank of America Corp.	25,896,750
901,800		Citigroup, Inc.	40,562,964
1,358,300		J.P. Morgan Chase & Co.	60,987,670
393,500		Marsh & McLennan Cos., Inc.	37,394,305
735,200		Merrill Lynch & Co., Inc.	40,730,080
1,064,900		Morgan Stanley, Dean Witter & Co.	56,972,150
753,700		Washington Mutual, Inc.	41,265,075
535,200		Wells Fargo & Co.	26,476,344

		TOTAL	394,902,638

		Health Care--11.2%
1,200,400		Abbott Laboratories	56,646,876
635,000		American Home Products Corp.	37,306,250
669,600		Baxter International, Inc.	63,036,144
1,019,000		Bristol-Myers Squibb Co.	60,528,600
207,000		Johnson & Johnson	18,106,290
1,413,917		Pfizer, Inc.	57,899,901

		TOTAL	293,524,061

		Technology--11.2%
300,000	[1]	Amdocs Ltd.	14,370,000
905,700	[1]	Applied Materials, Inc.	39,397,950
1,782,400		Compaq Computer Corp.	32,439,680
1,981,000		Intel Corp.	52,125,062
245,900		International Business Machines Corp.	23,650,662
1,140,000	[1]	Microsoft Corp.	62,343,750
1,650,000		Motorola, Inc.	23,529,000
331,900	[1]	Peregrine Systems, Inc.	6,472,050
1,247,800		Texas Instruments, Inc.	38,656,844

		TOTAL	292,984,998

		TOTAL COMMON STOCKS (IDENTIFIED COST $1,556,099,769)	1,718,621,152

Principal Amount or Shares			Value
		CONVERTIBLE PREFERRED STOCKS--17.4%
		Basic Materials--1.4%
842,500		International Paper Co., Cumulative Conv. Pfd., $2.63	$37,057,363

		Capital Goods--1.1%
1,410,700		Ingersoll-Rand Co., Cumulative PRIDES, $1.69	29,483,630

		Communication Services--1.3%
214,100		Global Crossing Ltd., Conv. Pfd., $16.88	33,720,750

		Consumer Staples--3.5%
820,000		Cox Communications, Inc., PRIDES, $3.50	48,790,000
220,000		Estee Lauder Cos., Inc., Conv. Pfd., $5.40	15,978,600
444,000		Reliant Energy, Inc., ZENS, $1.17, Series Time Warner	27,736,236

		TOTAL	92,504,836

		Financials--1.4%
396,400		Metropolitan Life Insurance Co., Conv. Pfd., $4.00	37,459,800

		Health Care--2.3%
1,353,500		Pharmacia Corp., ACES, $2.60	60,433,775

		Technology--1.5%
928,400		Amdocs Ltd., Conv. Pfd., $1.51	39,457,000

		Transportation--0.8%
405,000		Union Pacific Corp., Conv. Pfd., $3.13	19,955,565

		Utilities--4.1%
345,000		Coastal Corp., PRIDES, $1.66	15,499,125
2,229,000		Duke Energy Corp., Conv. Pfd., $2.06	60,740,250
550,000		NiSource, Inc., Conv. Pfd., $3.88	29,892,500

		TOTAL	106,131,875

		TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $445,099,673)	456,204,594

		CONVERTIBLE CORPORATE BONDS--10.7%
		Communication Services--1.2%
$44,560,000	[2]	NEXTEL Communications, Inc., Conv. Sr. Notes, 5.25%, 1/15/2010	29,774,992

		Consumer Cyclicals--1.2%
18,700,000		Omnicom Group, Inc., Conv. Sub. Deb., 2.25%, 1/6/2013	32,365,025

Principal Amount or Shares			Value
		CONVERTIBLE CORPORATE BONDS--continued
		Consumer Staples--3.5%
$9,300,000	[2]	AmeriSource Health Corp., Conv. Bond, 5.00%, 12/1/2007	$10,983,951
42,000,000	[2]	Charter Communications, Inc., Conv. Bond, 5.75%, 10/15/2005	52,631,460
60,000,000	[2]	News America Holdings, Inc., LYON, 2/28/2021	28,362,000

		TOTAL	91,977,411

		Energy--1.0%
45,000,000	[2]	Nabors Industries, Inc., LYON, 2.50% accrual, 2/5/2021	26,431,200

		Technology--3.1%
71,500,000		Hewlett-Packard Co., LYON, 10/14/2017	39,502,320
33,770,000		Juniper Networks, Inc., Conv. Bond, 4.75%, 3/15/2007	24,681,142
16,900,000	[2]	Peregrine Systems, Inc., Conv. Sub. Note, 5.50%, 11/15/2007	17,709,848

		TOTAL	81,893,310

		Utilities--0.7%
38,000,000	[2]	El Paso Corp, LYON, 2/28/2021	17,052,500

		TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $303,333,678)	279,494,438

		MUTUAL FUND--9.3%
244,731,085		Prime Value Obligations Fund (IS Shares) (at net asset value)	244,731,085
		U.S. TREASURY--4.1%[3]
$107,000,000		United States Treasury Bill, 6/14/2001 (identified cost $106,021,248)	106,122,600

		TOTAL INVESTMENTS (IDENTIFIED COST $2,655,285,453)[4]	$2,805,173,869

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At March 31, 2001, these securities amounted to $182,945,951 which represents 7.0% of net assets.

3 Represents a security held as collateral which is used to ensure the fund is able to satisfy the obligations of its outstanding long futures contracts.

4 The cost of investments for federal tax purposes amounts to $2,655,982,388. The net unrealized appreciation of investments on a federal tax basis amounts to $149,191,481 which is comprised of $317,357,800 appreciation and $168,166,319 depreciation at March 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($2,619,473,735) at March 31, 2001.

The following acronyms are used throughout this portfolio:

ACES	--Adjustable Convertible Extendable Securities
ADR	--American Depositary Receipt
LYON	--Liquid Yield Option Note
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities
ZENS	--Zero Premium Exchangeable Subordinated Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2001

Assets:
Total investments in securities, at value (identified cost $2,655,285,453)		$2,805,173,869
Income receivable		4,133,902
Receivable for investments sold		19,062,542
Receivable for shares sold		8,384,987
Receivable for daily variation margin		434,000

TOTAL ASSETS		2,837,189,300

Liabilities:
Payable for investments purchased	$210,383,179
Payable for shares redeemed	4,694,915
Income distribution payable	356,346
Options written, at value (premium received $953,981)	317,475
Accrued expenses	1,963,650

TOTAL LIABILITIES		217,715,565

Net assets for 154,462,845 shares outstanding		$2,619,473,735

Net Assets Consist of:
Paid in capital		$2,612,976,201
Net unrealized appreciation of investments, futures contracts and options		143,737,497
Accumulated net realized loss on investments, futures contracts and options		(139,539,050)
Undistributed net investment income		2,299,087

TOTAL NET ASSETS		$2,619,473,735

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,077,581,964 ÷ 63,540,468 shares outstanding)		$16.96

Offering price per share (100/94.50 of $16.96)[1]		$17.95

Redemption proceeds per share		$16.96

Class B Shares:
Net asset value per share ($1,225,096,668 ÷ 72,249,251 shares outstanding)		$16.96

Offering price per share		$16.96

Redemption proceeds per share (94.50/100 of $16.96)[1]		$16.03

Class C Shares:
Net asset value per share ($213,471,713 ÷ 12,583,947 shares outstanding)		$16.96

Offering price per share		$16.96

Redemption proceeds per share (99.00/100 of $16.96)[1]		$16.79

Class F Shares:
Net asset value per share ($103,323,390 ÷ 6,089,179 shares outstanding)		$16.97

Offering price per share (100/99.00 of $16.97)[1]		$17.14

Redemption proceeds per share (99.00/100 of $16.97)[1]		$16.80

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $149,524)			$51,901,941
Interest			30,796,652

TOTAL INCOME			82,698,593

Expenses:
Investment adviser fee		$18,304,577
Administrative personnel and services fee		2,297,224
Custodian fees		156,600
Transfer and dividend disbursing agent fees and expenses		2,859,994
Directors'/Trustees' fees		28,484
Auditing fees		6,111
Legal fees		9,152
Portfolio accounting fees		364,733
Distribution services fee--Class B Shares		10,925,512
Distribution services fee--Class C Shares		1,870,788
Distribution services fee--Class F Shares		325,978
Shareholder services fee--Class A Shares		3,035,496
Shareholder services fee--Class B Shares		3,641,837
Shareholder services fee--Class C Shares		623,596
Shareholder services fee--Class F Shares		325,978
Share registration costs		138,304
Printing and postage		469,675
Insurance premiums		4,071
Taxes		220,684
Miscellaneous		51,200

TOTAL EXPENSES		45,659,994

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(10,117)
Fees paid indirectly from directed broker agreements	(171,945)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(182,062)

Net expenses			45,477,932

Net investment income			37,220,661

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Options:
Net realized loss on investments			(109,281,606)
Net realized gain on futures contracts			349,419
Net realized loss on options			(12,832,937)
Net change in unrealized appreciation of investments, futures contracts and options			(811,753,410)

Net realized and unrealized loss on investments, futures contracts and options			(933,518,534)

Change in net assets resulting from operations			$(896,297,873)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$37,220,661	$22,851,459
Net realized gain (loss) on investments, futures contracts and options	(121,765,124)	58,751,250
Net change in unrealized appreciation of investments, futures contracts and options	(811,753,410)	487,869,372

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(896,297,873)	569,472,081

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(19,985,198)	(13,251,531)
Class B Shares	(12,888,435)	(7,475,294)
Class C Shares	(2,229,693)	(1,160,417)
Class F Shares	(1,770,513)	(1,400,523)
Distributions from net realized gain on investments, futures contracts and options
Class A Shares	(26,312,335)	(53,417)
Class B Shares	(32,244,613)	(72,048)
Class C Shares	(5,474,151)	(11,135)
Class F Shares	(2,943,094)	(7,118)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(103,848,032)	(23,431,483)

Share Transactions:
Proceeds from sale of shares	1,054,609,033	635,435,912
Net asset value of shares issued to shareholders in payment of distributions declared	91,921,177	19,470,805
Cost of shares redeemed	(648,918,709)	(598,000,099)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	497,611,501	56,906,618

Change in net assets	(502,534,404)	602,947,216

Net Assets:
Beginning of period	3,122,008,139	2,519,060,923

End of period (including undistributed net investment income of $2,299,087 and $292,006, respectively)	$2,619,473,735	$3,122,008,139

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$23.69	$19.49	$19.14	$15.59	$14.26
Income From Investment Operations:
Net investment income	0.34	0.27	0.31	0.41	0.42
Net realized and unrealized gain (loss) on investments, futures contracts and options	(6.26)	4.20	1.54	4.41	2.16

TOTAL FROM INVESTMENT OPERATIONS	(5.92)	4.47	1.85	4.82	2.58

Less Distributions:
Distributions from net investment income	(0.34)	(0.27)	(0.30)	(0.40)	(0.41)
Distributions from net realized gain on investments, futures contracts and options	(0.47)	(0.00)[1]	(1.20)	(0.87)	(0.84)

TOTAL DISTRIBUTIONS	(0.81)	(0.27)	(1.50)	(1.27)	(1.25)

Net Asset Value, End of Period	$16.96	$23.69	$19.49	$19.14	$15.59

Total Return[2]	(25.58%)	23.14%	10.18%	31.80%	18.82%

Ratios to Average Net Assets:

Expenses	1.07%	1.10%	1.11%	1.09%	1.08%

Net investment income	1.65%	1.28%	1.66%	2.25%	2.68%

Expense waiver/reimbursement[3]	0.00%[4]	--	--	--	0.04%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,077,582	$1,187,734	$932,544	$809,103	$431,281

Portfolio turnover	85%	58%	69%	69%	75%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$23.68	$19.49	$19.15	$15.59	$14.26
Income From Investment Operations:
Net investment income	0.18	0.12	0.17	0.27	0.34
Net realized and unrealized gain (loss) on investments, futures contracts and options	(6.25)	4.19	1.54	4.42	2.13

TOTAL FROM INVESTMENT OPERATIONS	(6.07)	4.31	1.71	4.69	2.47

Less Distributions:
Distributions from net investment income	(0.18)	(0.12)	(0.17)	(0.26)	(0.30)
Distributions from net realized gain on investments, futures contracts and options	(0.47)	(0.00)[1]	(1.20)	(0.87)	(0.84)

TOTAL DISTRIBUTIONS	(0.65)	(0.12)	(1.37)	(1.13)	(1.14)

Net Asset Value, End of Period	$16.96	$23.68	$19.49	$19.15	$15.59

Total Return[2]	(26.11%)	22.18%	9.32%	30.90%	17.92%

Ratios to Average Net Assets:

Expenses	1.82%	1.85%	1.86%	1.84%	1.87%

Net investment income	0.89%	0.53%	0.91%	1.50%	1.85%

Expense waiver/reimbursement[3]	0.00%[4]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$1,225,097	$1,537,957	$1,262,258	$1,015,339	$418,675

Portfolio turnover	85%	58%	69%	69%	75%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$23.69	$19.50	$19.15	$15.59	$14.26
Income From Investment Operations:
Net investment income	0.18	0.12	0.17	0.27	0.30
Net realized and unrealized gain (loss) on investments, futures contracts and options	(6.26)	4.19	1.54	4.42	2.16

TOTAL FROM INVESTMENT OPERATIONS	(6.08)	4.31	1.71	4.69	2.46

Less Distributions:
Distributions from net investment income	(0.18)	(0.12)	(0.16)	(0.26)	(0.29)
Distributions from net realized gain on investments, futures contracts and options	(0.47)	(0.00)[1]	(1.20)	(0.87)	(0.84)

TOTAL DISTRIBUTIONS	(0.65)	(0.12)	(1.36)	(1.13)	(1.13)

Net Asset Value, End of Period	$16.96	$23.69	$19.50	$19.15	$15.59

Total Return[2]	(26.14%)	22.17%	9.37%	30.90%	17.90%

Ratios to Average Net Assets:

Expenses	1.82%	1.85%	1.86%	1.84%	1.87%

Net investment income	0.90%	0.53%	0.91%	1.50%	1.89%

Expense waiver/reimbursement[3]	0.00%[4]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$213,472	$249,004	$196,583	$173,900	$101,588

Portfolio turnover	85%	58%	69%	69%	75%

1 Distributions from net realized gain on investment are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period:	$23.70	$19.50	$19.15	$15.59	$14.26
Income From Investment Operations:
Net investment income	0.29	0.22	0.27	0.36	0.38
Net realized and unrealized gain (loss) on investments, futures contracts and options	(6.27)	4.20	1.54	4.42	2.16

TOTAL FROM INVESTMENT OPERATIONS	(5.98)	4.42	1.81	4.78	2.54

Less Distributions:
Distributions from net investment income	(0.28)	(0.22)	(0.26)	(0.35)	(0.37)
Distributions from net realized gain on investments, futures contracts and options	(0.47)	(0.00)[1]	(1.20)	(0.87)	(0.84)

TOTAL DISTRIBUTIONS	(0.75)	(0.22)	(1.46)	(1.22)	(1.21)

Net Asset Value, End of Period	$16.97	$23.70	$19.50	$19.15	$15.59

Total Return[2]	(25.76%)	22.82%	9.90%	31.54%	18.50%

Ratios to Average Net Assets:

Expenses	1.32%	1.35%	1.36%	1.34%	1.36%

Net investment income	1.39%	1.03%	1.41%	2.00%	2.41%

Expense waiver/reimbursement[3]	0.00%[4]	--	--	--	0.01%

Supplemental Data:

Net assets, end of period (000 omitted)	$103,323	$147,313	$127,676	$125,588	$88,454

Portfolio turnover	85%	58%	69%	69%	75%

1 Distributions from net realized gain on investment are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2001

ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities and listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain/Loss	Undistributed Net Investment Income
$3,517,863	$(5,178,122)	$1,660,259

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Additionally, net capital losses of $145,402,951 attributable to security transactions incurred after October 31, 2000, are treated as arising on April 1, 2001, the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transactions costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended March 31, 2001, the Fund had realized losses of $12,832,937 on futures contracts.

At March 31, 2001, the Fund had outstanding futures contracts as set forth below.

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
June 2001	434 S&P Midcap 400	Long	$(6,787,425)

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended March 31, 2001, the Fund had a realized gain of $349,419 on written options.

Contract	Number of Contracts	Premium
Outstanding at 4/1/2000	--	$ --

Options written	9,490	1,374,088

Options expired	(1,785)	(212,133)

Options closed	(1,750)	(207,974)

Outstanding at 3/31/2001	5,955	$ 953,981

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation
Amdocs Ltd.	Call	April 2001	$ 80.00	1,600	$ 24,000	$291,189

Baxter International, Inc.	Call	April 2001	100.00	1,500	165,000	130,490

Wal-Mart Stores, Inc.	Call	April 2001	55.00	2,855	128,475	214,827

NET UNREALIZED APPRECIATION ON WRITTEN OPTIONS CONTRACTS						$636,506

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At March 31, 2001, par value shares ($0.01 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
Class F Shares	500,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	27,194,022	$571,743,129	15,021,233	$318,343,346
Shares issued to shareholders in payment of distributions declared	1,921,992	39,698,249	497,805	10,478,847
Shares redeemed	(15,713,189)	(321,547,079)	(13,231,903)	(278,196,704)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	13,402,825	$289,894,299	2,287,135	$50,625,489

Year Ended March 31	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	17,164,890	$362,249,658	11,948,065	$252,530,751
Shares issued to shareholders in payment of distributions declared	1,978,785	41,112,565	327,342	6,782,150
Shares redeemed	(11,830,373)	(239,616,582)	(12,091,056)	(256,016,227)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	7,313,302	$163,745,641	184,351	$3,296,674

Year Ended March 31	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	4,464,422	$94,641,954	2,437,090	$52,658,032
Shares issued to shareholders in payment of distributions declared	336,670	6,989,931	49,180	1,022,485
Shares redeemed	(2,726,187)	(55,906,969)	(2,059,476)	(43,608,232)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	2,074,905	$45,724,916	426,794	$10,072,285

Year Ended March 31	2001		2000
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	1,339,503	$25,974,292	556,478	$11,903,783
Shares issued to shareholders in payment of distributions declared	197,992	4,120,432	56,850	1,187,323
Shares redeemed	(1,664,919)	(31,848,079)	(944,291)	(20,178,936)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(127,424)	$(1,753,355)	(330,963)	$(7,087,830)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	22,663,608	$497,611,501	2,567,317	$56,906,618

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.50%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

For the year ended March 31, 2001, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended March 31, 2001, the Fund's expenses were reduced by $171,945 under these arrangements.

Interfund Transactions

During the year ended March 31, 2001, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchases and sales transactions complied with Rule 17a-7 under the Act and amounted to $1,531,142,769 and $1,272,841,862 respectively.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended March 31, 2001, were as follows:

Purchases	$2,814,117,354

Sales	$2,487,894,748

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $41,475,832 as long-term capital gain dividends for the year ended March 31, 2001.

Report of Ernst & Young LLP, Independent Auditors

TO THE DIRECTORS AND SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund, Inc. (the "Fund"), as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Equity Income Fund, Inc. at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
May 11, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's/fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Equity Income Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

8042506 (5/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.